Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been excluded because the information is not material and is the type that the registrant treats as confidential. The location of the redacted confidential information is indicated in the exhibit as “[redacted]”. MSA Change Request Molina – Infosys 1277001.1 Reference is made to the Master Services Agreement dated 4-February-2019 and entered into between Molina Healthcare, Inc. (“Molina”) and Infosys Limited (“Service Provider”) (the “Infra Agreement”). Unless otherwise defined herein, capitalized terms used in this MSA Change Request and Renewal Notice shall have the meanings ascribed to them in that Agreement. PART A – CHANGE REQUEST Change Request: CR #: 7 Effective Date of Executed Change Request: October 1, 2022 Change Request Title: Modification and extension of Infra Agreement through September 2029 Change Description: Modification and extension of Infra Agreement through September 2029 Change Request Type: MSA Change NB: An “MSA Change” means a change to any of the terms of the Agreement, including any of the Schedule or Appendices thereto, or any documents incorporated therein, but does not include any change to (i) any of the Policies (for which, see paragraph 4 of Schedule 9) or (ii) a Project Change (for which, see Appendix 9-B (Project Change Request)). Request Overview (Complete with as much detail as possible) Document Purpose: ▪ The written means by which authorized persons of Molina and Service Provider initiate an MSA Change.

MSA Change Request Molina – Infosys MSA Change Request Page 2 of 12 Change Request Number: 7 1277001.1 Summary of Requested Change This Change Request amends (a) the Charges applicable to the Infra Agreement and (b) the manner in which the Service Provider is responsible for performing the Services. All terms and conditions of the Agreement not expressly modified herein, shall remain in full force and effect. All capitalized terms shall have the meaning ascribed to them in the Agreement unless otherwise defined herein.

MSA Change Request Molina – Infosys MSA Change Request Page 3 of 12 Change Request Number: 7 1277001.1 Expected Impacts What are the expected Impacts as a result of this Change Request? (i.e. Scope, Schedule, Cost, Other) Infra Agreement The Infra Agreement is hereby extended by this Renewal Notice such that the Expiry Date is September 30, 2029. Effective October 1, 2022, the Schedule 1 (Definitions and Interpretation) to the Infra Agreement is hereby amended to include the following definitions:. “Digital Cloud Service” means Build, Operate, Maintain, secure all digital cloud services including SaaS,, IaaS, Paas and DB services on Azure cloud or on-premise data center. “Digital Operations Service” means IT Infrastructure support, IT service management, security monitoring, incident handling, tools support, access management, ServiceNow administration and Batch job configurations and operations. “Digital Workplace Service” means End User access and device management (IMACD), End User device security, white glove services, End User tools and software management. “Network Services – Site Services” means build, operate, maintain network devices related to remote sites/data center. “Contact Center Services” means call routing/script, IVR changes, recording, playback issues, agent access issues, dialer, call queue issues, API integration issues, vendor co- ordination for product issues. Effective October 1, 2022, the following schedules to the Infra Agreement are amended in their entirety and replaced with the attached schedules: Appendix 2C (End User Services), dated as of October 1, 2022, as appended hereto as Exhibit 1 hereto, Schedule 3 (Pricing and Invoicing), dated as of October 1, 2022, as appended hereto as Exhibit 2 hereto. Appendix 3-A (Pricing Matrix), dated as of October 1, 2022, as appended hereto as Exhibit 3 hereto. Schedule 10 (Approved Service Delivery Locations), dated as of October 1, 2022, as appended hereto as Exhibit 4 hereto. Schedule 6A (SLA Matrix), dated as of October 1, 2022, as appended hereto as Exhibit 5 hereto. 1. Support Scope changes: The Parties agree to amend Appendix2A, Appendix 2B to include the new services or change existing services for Infrastructure Support set forth in below section

MSA Change Request Molina – Infosys MSA Change Request Page 4 of 12 Change Request Number: 7 1277001.1 • The Parties agree to amend the agreement for Services as they are to be provided beginning as of October 1, 2022. • All changes to the Services implemented in the previous Change Requests (1-6) continue to apply and all amounts payable pursuant to previous Change Requests are hereby removed effective as of October 1, 2022, and commencing as of that date will be subsumed into or accounted for in the Charges and Unit Rates as set out in Appendix 3-A referenced above. a) Additional scope of Onshore support for Virginia (VA) for Infrastructure services Service Provider shall provide onshore based Infrastructure Services to Molina for the state of Virginia (VA) Tracks Considerations • Server Support & DR • Database Support • Security operations center • Administration of servers/databases, DR activity for both dedicated and demarcated by Molina as processing VA Business unit’s member information shall be done from US locations. • Action taken to close the incidents in the security Incident Response tool for the events having VG member information will be done by the US locations team Scope Assumptions • The in-scope Infrastructure components like Servers (appliances, devices, compute platform), Databases (instances, jobs, refresh) services should be distinguishable using standard naming conventions and the list of such components to be provided by Molina. • Onsite shifts will be limited to provide 8x5 on-seat support. For P1/P2 incidents during non-business hours, on-call support will be provided, • For SOC related tickets, incident analysis will be done from Approved Service Delivery Locations but remediation that involves member information for Virginia will be from onshore US Locations. b) EIM - IT Operations L1 work Scope of services • Monitoring of the Critical EIM pipeline related Jobs and other batch processes. • Building the periodic job status reports and sharing updates with NOC • Perform basic monitoring on Hadoop/Databricks platform for any system side, capacity, performance, contention issues. • In case of Job failures, delays or slow throughput, engage the current operations team, Hadoop admin and other teams via email/bridge calls to prioritize and take

MSA Change Request Molina – Infosys MSA Change Request Page 5 of 12 Change Request Number: 7 1277001.1 timely action • Manage communication with NOC and other targeted business stakeholders • Align with MIN and High Impact Process and driving problem management based on the repetitive failures •Build monitoring dashboards for new job workflows in Datalake Env •Setup and operationalize monitoring and escalation process for critical jobs in Datalake Env Scope Assumptions • Design, Cross platform migration, project activities are not considered in scope • New jobs configuration, Bug Fix, code modifications to existing jobs and L2 batch operations are not considered in scope • L2/L3 work for [redacted] including platform maintenance. c) [redacted] d) Support for Middleware Tomcat Support Scope of services • Production Support with 16x5 on-seat coverage and on-call support as needed. • Handle Application deployments. • Troubleshoot platform issues by analyzing thread dumps and heap dumps. • Fine tune Tomcat servers to optimize performance. • Create SOPs / Knowledge Articles. • Create scripts for regular disk cleanup. • Security Vulnerability Management. • Incident / Change Management. • Problem Management and RCA Scope Assumptions • Design, Cross platform migration, project activities are not considered in scope e) Azure Engineering support Scope of services Foundation build for each PaaS service includes following activities: • [redacted] • [redacted] • [redacted] • [redacted]

MSA Change Request Molina – Infosys MSA Change Request Page 6 of 12 Change Request Number: 7 1277001.1 • [redacted] Foundation Automation: • [redacted] • [redacted] • [redacted] • [redacted] Policies and controls: • [redacted] • [redacted] • [redacted] • [redacted] • [redacted] • [redacted] • [redacted] • [redacted] Scope Assumptions [redacted] f) iServe (Service Now) development Scope of services • [redacted] • [redacted] • [redacted] Scope Assumptions • [redacted]

MSA Change Request Molina – Infosys MSA Change Request Page 7 of 12 Change Request Number: 7 1277001.1 IN WITNESS WHEREOF, the Parties have caused this Change Request to be executed by their duly authorized representatives as of the day and year signed below. MOLINA HEALTHCARE, INC. INFOSYS LIMITED Signature: ___________________________ Signature: ____________________________ Name: ___________________________ Name: _____________________________ Title: ____________________________ Title: _____________________________ Date: ____________________________ Date: ____________________________

MSA Change Request Molina – Infosys MSA Change Request Page 8 of 12 Change Request Number: 7 1277001.1 Exhibit 1 Amended and Restated Appendix 2C (End User Services) Please see the attached file.

MSA Change Request Molina – Infosys MSA Change Request Page 9 of 12 Change Request Number: 7 1277001.1 Exhibit 2 Amended and Restated Schedule 3 (Pricing and Invoicing) Please see the attached file.

MSA Change Request Molina – Infosys MSA Change Request Page 10 of 12 Change Request Number: 7 1277001.1 Exhibit 3 Amended and Restated Appendix 3-A (Pricing Matrix) Please see the attached file.

MSA Change Request Molina – Infosys MSA Change Request Page 11 of 12 Change Request Number: 7 1277001.1 Exhibit 4 Amended and Restated Schedule 10 (Approved Service Delivery Locations) Please see the attached file.

MSA Change Request Molina – Infosys MSA Change Request Page 12 of 12 Change Request Number: 7 1277001.1 Exhibit 5 Amended and Restated Schedule 6A (SLA Matrix) Please see the attached file.